UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 17, 2018

EHEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA, 95054
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

eHealth, Inc. (the “Company”) is filing this Current Report on Form 8-K to present recast consolidated financial statements for each of the three years in the period ended December 31, 2017, to reflect the Company’s adoption of the new accounting standard for revenue recognition set forth in ASC 606, “Revenue From Contracts With Customers” (“ASC 606”) as of January 1, 2018 using the full retrospective transition method.  The financial information being recast in this Form 8-K was originally filed with the Securities and Exchange Commission (the “SEC”) in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”), which was filed with the SEC on March 19, 2018.

The rules of the SEC require that when a registrant adopts ASC 606 using the full retrospective method and then prepares a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements for financial periods prior to the adoption date, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect ASC 606, as if ASC 606 had been effective for such periods. Accordingly, the Company is filing this Form 8-K to recast its consolidated financial statements for each of the three years in the period ended December 31, 2017, to reflect ASC 606, as if ASC 606 had been effective for such periods. The updated financial statements are not a restatement of previously issued financial statements. The recast of the information contained in Items 6, 7, 7A and 8 of the Company’s 2017 Form 10-K are presented in Exhibit 99.1 to this Form 8-K.

The information included in this Form 8-K is provided for informational purposes only in connection with the adoption of ASC 606 by the Company and does not amend or restate the Company’s audited consolidated financial statements included in the Company’s 2017 Form 10-K. For developments subsequent to the filing of the 2017 Form 10-K, refer to the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018, and Current Reports on Form 8-K filed subsequent to the filing of the 2017 Form 10-K and the subsequent event described in the last paragraph of Note 11 in Item 8 of Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part II, Item 6. "Selected Financial Data", Item 7. "Management’s Discussion and Analysis of Financial Condition and Results of Operations", Item 7A. "Quantitative and Qualitative Disclosures about Market Risk" and Item 8. "Financial Statements and Supplementary Data

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 17, 2018		eHealth, Inc.
		By:	/s/ Derek N. Yung
Derek N. Yung
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Updates, where applicable, to Part II, Item 6. "Selected Financial Data", Item 7. "Management’s Discussion and Analysis of Financial Condition and Results of Operations", Item 7A. "Quantitative and Qualitative Disclosures about Market Risk" and Item 8. "Financial Statements and Supplementary Data